                          10% CONVERTIBLE SECURED NOTE

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A PRIOR EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR A PRIOR OPINION OF COUNSEL TO THE COMPANY OR SUCH OTHER COUNSEL AS SHALL BE SATISFACTORY TO THE COMPANY STATING THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR STATE SECURITIES LAWS.

May 21, 1997                                                   U.S. $250,000.00
New York, New York

                             SOULFOOD CONCEPTS, INC.
               10% CONVERTIBLE SECURED NOTE DUE SEPTEMBER 1, 2000

                  THIS NOTE is one of a duly authorized issue of Notes of Soulfood Concepts, Inc., a corporation duly organized and existing under the laws of Delaware (the "Company"), designated as its 10% Convertible Secured Note due September 1, 2000, in an aggregate principal amount not exceeding Three Hundred Fifty Thousand Dollars (U.S. $350,000).

                  FOR VALUE RECEIVED, the Company promises to pay to Roycan & Co. the registered holder hereof and its successors and assigns (the "Holder"), the principal sum of Two Hundred Fifty Thousand Dollars (U.S. $250,000) on September 1, 2000 (the "Maturity Date"); provided, however, that One Hundred Thousand Dollars (U.S.$100,000) of such principal sum shall be repaid by the Company to the Holder in equal monthly installments commencing July 1, 1999 and ending on December 31, 1999, with all of the remaining outstanding principal sum due and payable on the Maturity Date, and to pay interest on the principal sum outstanding, at the rate of 10% per annum due and payable semi-annually in arrears on June 30 and December 31, commencing with the period ending June 30, 1997. Accrual of interest shall commence on the date hereof and shall continue until payment in full of the outstanding principal sum has been made or duly provided for or the date of conversion of the Notes. The interest so payable will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered on the records of the Company regarding registration and transfers of the Notes (the "Note Register"); provided, however, that the Company's obligation to a transferee of this Note arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions hereof and of the Note Purchase Agreement, dated as of May 21, 1997, between the Company and the Purchasers parties thereto (the "Note Purchase Agreement"). The principal of, and interest on, this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder hereof from time to time. The Company will pay the outstanding principal of and all accrued and unpaid interest due upon this Note on the Maturity Date, less any amounts required by law to be deducted or withheld, to the record Holder of this Note as of the tenth (10th) day prior to the Maturity Date and addressed to such record Holder at the last address appearing on the Note Register. The forwarding of such check shall constitute a payment of outstanding principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum represented by such check plus any amounts so deducted.

                  This Note is being offered through the Note Purchase Agreement, and is subject to the terms and provisions thereof. Capitalized terms not defined herein shall have the meanings ascribed to them in the Note Purchase Agreement.

                  1. Denominations. The Notes are issuable in denominations of Fifty Thousand Dollars (U.S.$50,000) and integral multiples thereof. The Notes are exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same but not less than U.S. $50,000. No service charge will be made for such registration or transfer or exchange.

                  2. Withholding. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Note any amounts required to be withheld under the applicable provisions of the United States income tax laws, rules or regulations or other applicable laws, rules or regulations at the time of such payments.

                  3. Transfer and Conversion Restrictions. This Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged in the United States only in compliance with the Securities Act and applicable state securities laws. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary.

                  4. Conversion. (a) Conversion Price. The Holder of this Note is entitled, at its option at any time, to convert any or all of the original principal amount of this Note into shares of common stock, par value $.003 per share, of the Company (the "Common Stock"), by dividing the principal amount of this Note that the Holder wishes to convert by $1.00 (the "Conversion Price"). The Conversion Price shall be subject to adjustment as hereinafter provided.

                     (b) Procedure. Conversion shall be effectuated by surrendering the Notes to be converted to the Company with the form of conversion notice attached hereto as Exhibit A, executed by the Holder of this Note evidencing such Holder's intention to convert this Note or a specified portion (as above provided) hereof. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share, with the fraction paid in cash at the discretion of the Company. The date on which notice of conversion is given shall be deemed to be the date on which the Holder has delivered this Note, with the conversion notice duly executed, to the Company.

                  5. Mandatory Conversion at Company's Option. (a) Mandatory Conversion. Following a public offering of the Company's Common Stock ("Public Offering"), if at the end of any rolling thirty (30) consecutive trading day period (the "Measuring Period") the Common Stock has traded for each trading day during the Measuring Period at 140% of the Public Offering price per share or higher, the Company may, in its sole discretion, give notice to the Note Holder of a mandatory conversion of this Note. The Holder shall, upon receipt of such notice, surrender its Note to the Company and receive in exchange that number of shares of Common Stock as determined by Section 4 using the Conversion Price then in effect at the time in question. No fractional shares or scrip representing fractions of shares will be issued on such a conversion, but the number of shares issuable shall be rounded to the nearest whole share, with the fraction paid in cash at the discretion of the Company.

                     (b) Notice of Conversion. The right of the Company to cause the conversion pursuant to this Section 5 shall be conditioned upon its giving notice of such conversion (the "Notice"), by personal delivery, overnight courier, certified mail or by facsimile, signed by an authorized officer, to the holders of Notes (as such names may be set forth in the Note Register), not less than fifteen (15) business days prior to the date upon which the conversion is to be made (the "Conversion Date"). The Notice shall specify (i) the aggregate principal amount of the Note to be converted, and (ii) the date of such conversion. Within ten (10) business days after receipt of the Notice by the Holder, such Holder shall surrender to the Company its Note.

                     (c) Partial Conversion. In the event of a partial conversion by the Company pursuant to this Section 5, the aggregate principal amount of Notes so converted by the Company shall be allocated among all of the Notes at the time outstanding, in proportion, as nearly as practicable, to the respective unpaid principal amounts of such Notes.

                     (d) Interest; Surrender of Notes Upon Mandatory Conversion. Upon the receipt of the Notice, interest shall cease to accrue upon the Note, or in the case of a partial conversion, that portion of a Note subject to such Notice. If a Holder fails to deliver the Note subject to the Notice within 30 days after receipt of such Notice, the Company shall cancel said Note and shall have no further obligation whatsoever to the Holder regarding the rights evidenced by the Note except for the delivery of the shares as provided in this
Section 5, provided that the Company shall have no obligation to deliver such shares until the subsequent delivery of the Note.

                     6. Adjustments to Conversion Price. The Conversion Price shall be subject to adjustment as follows:

                     (a) In case the Company shall, after the date hereof, (i) pay a stock dividend or make a distribution in shares of its capital stock (whether shares of its Common Stock or of capital stock of any other class),
(ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of this Note thereafter surrendered for conversion shall be entitled to receive an equivalent number of shares of capital stock of the Company which he would have owned immediately following such action had this Note been exercised immediately prior thereto. Any adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                     (b) In case the Company shall issue any capital stock, or any rights, warrants or other securities convertible into shares of capital stock of the Company entitling such subscriber or purchaser to subscribe for or purchase shares of capital stock at a price per share less than the Conversion Price then in effect on the date of such issuance, the Conversion Price shall be adjusted to such lower price per share at which such capital stock or such rights, warrants or other securities are issued (such price per share to include any consideration paid by the holders to acquire such security, if any, plus any amount paid to the Company to exercise or convert such security). Such adjustment shall be made whenever such capital stock or such rights, warrants or other securities are issued, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such capital stock or such rights, warrants or other securities.

                     (c) Whenever the Conversion Price is adjusted as provided in Section 5(a) or 5(b) herein, the Company will promptly mail to the Holder a certificate of the Company's Treasurer or Chief Financial Officer setting forth the Conversion Price as so adjusted and a brief statement of facts accounting for such adjustment.

                     (d) Irrespective of any adjustment or change in the Conversion Price and the number of shares actually purchasable under this Note, this Note may continue to express the Conversion Price per share as expressed in this Note when initially issued.

                  7. Lockup. Beginning on the date that shares of Common Stock are delivered to the Holder pursuant to Section 4 or Section 5 (the "Conversion Date") hereof, such shares of Common Stock shall be deemed to be subject to the lockup provisions of this Section 7 and not freely tradeable, and shall be released from the lockup provisions hereof in one third increments on the three month, six month and nine month anniversary of the effective date of the Public Offering. Notwithstanding the foregoing the Company shall also impose a "stop transfer" instruction on any Common Stock obtained through conversion of this Note.

                  8. Restrictive Legend. Upon conversion of this Note, the Holder shall receive a certificate for shares of Common Stock bearing the following legend:

                  THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A PRIOR EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR A PRIOR OPINION OF COUNSEL TO THE COMPANY OR SUCH OTHER COUNSEL AS SHALL BE SATISFACTORY TO THE COMPANY STATING THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR STATE SECURITIES LAWS.

                  9. Absolute Obligation. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place and rate herein prescribed.

                  10. Waiver of Rights. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder except as otherwise set forth herein and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

                  11. Collection Costs. The Company agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by the Holder in collecting any amount due under this Note.

                  12. Default. If one or more of the following described "Events of Default" shall occur:

                      (a) The Company shall default in the payment of principal or interest on this Note; or

                      (b) Any of the material representations or warranties made by the Company herein, in the Note Purchase Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished directly by the Company in connection with the execution and delivery of this Note or the Note Purchase Agreement shall be false or misleading in any material respect at the time made; or

                      (c) The Company shall fail to perform or observe, in any material respect, any other material covenant, term, provision, condition, agreement or obligation of the Company under this Note;

                      (d) The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (4) apply for or consent to the appointment of a trustee, liquidator or receiver for all of its or for a substantial part of its property or business; or

                      (e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

                      (f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

                      (g) Any money judgment, writ or warrant of attachment, or similar process in excess of Two Hundred Fifty Thousand ($250,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of thirty (30) days; or

                      (h) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution, or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

                      (i) Subsequent to a Public Offering, the Company shall have its Common Stock delisted from any exchanges or the over-the-counter market;

then, or at any time thereafter, and as long as such Event of Default is continuing for fourteen (14) days after written notice of such Event of Default has been delivered, (except for the events described in Section 12(d) and (h) for which no notice shall be given and no grace period shall be provided) or unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace other than as contained in this Section, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

                  13. Security. This Note is secured as set forth in the Security Agreement between Affair Restaurant, Inc., a wholly-owned subsidiary of the Company, and the Holder of even date herewith.

                  14. Investment Intent. The Holder of this Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note or the shares of Common Stock issuable upon conversion hereof except under circumstances which will not result in a violation of the Securities Act or any applicable state Blue Sky law or similar laws relating to the sale of securities.

                  15. Severability. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

                  16. Entire Agreement. This Note and the agreements referred to in this Note constitute the full and entire understanding and agreement between the Company and the Holder with respect to the subject hereof. Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

                  17. Governing Law. This Note shall be governed by and construed in accordance with the laws of New York, without giving effect to its conflicts of laws rules.


         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.


                                            SOULFOOD CONCEPTS, INC.



                                            By:    /s/ Brian Hinchcliffe
                                               --------------------------------
                                                     Name: Brian Hinchcliffe
                                                     Title:   President

                                    EXHIBIT A

                              NOTICE OF CONVERSION

              (To be Executed by the Registered Holder in order to
                    Convert the 10% Convertible Secured Note)


         The undersigned hereby irrevocably elects to convert $_________ principal amount of the above 10% Convertible Secured Note into shares of Common Stock of Soulfood Concepts, Inc. (the "Company") according to the conditions set forth in such Note and the Note Purchase Agreement, as of the date written below.

         The undersigned represents that the representations and warranties of the undersigned contained in the Note Purchase Agreement are true and correct on the date hereof as though made on and as of the date hereof.

Date of Conversion ________________________________________

Applicable Conversion Price ________________________________

Signature:        Holder:

                           By:____________________________________
                                    Name:
                                    Title:


Address: _________________________________________________

         _________________________________________________